EQ ADVISORS TRUST - EQ/ENTERPRISE MODERATE ALLOCATION PORTFOLIO

SUPPLEMENT DATED AUGUST 25, 2006 TO THE PROSPECTUS DATED MAY 1, 2006

This Supplement updates the above-referenced Prospectus, as supplemented, of the EQ/Enterprise Moderate Allocation Portfolio of the EQ Advisors Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information regarding (1) additional Underlying Portfolios in which the EQ/Enterprise Moderate Allocation Portfolio may invest, and (2) a name change and investment strategy change relating to the EQ/Intermediate Term Bond Portfolio.

Information Relating to Additional Underlying Portfolios

Effective July 1, 2006, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust, added the EQ/Ariel Appreciation II Portfolio, EQ/Evergreen International Bond Portfolio and EQ/Legg Mason Value Equity Portfolio to the list of Underlying Portfolios in which the EQ/Enterprise Moderate Allocation Portfolio may invest. Accordingly, on that date, the following changes to the above-referenced prospectus for the EQ/Enterprise Moderate Allocation Portfolio will take effect.

The table in the section of the prospectus entitled “EQ/Enterprise Moderate Allocation Portfolio – Investment Strategy” is supplemented to add the EQ/Evergreen International Bond Portfolio under the heading “Investment Grade Bond Portfolios”, the EQ/Legg Mason Value Equity Portfolio under the heading “Large Cap Equities” and the EQ/Ariel Appreciation II Portfolio under the heading “Small/Mid Cap Equities.” In addition, the following, which provides additional information about each portfolio, is added to the table in the section of the prospectus entitled “Information Regarding the Underlying Portfolios”:

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks

INVESTMENT GRADE BOND

EQ/Evergreen International Bond Portfolio	Seeks capital growth and current income.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities, including obligations of foreign government or corporate entities or supranational agencies (such as the World Bank) denominated in various currencies.

•      Credit Risk

•      Currency Risk

•      Derivatives Risk

•      Emerging Markets Risk

•      Interest Rate Risk

•      Investment Grade Securities Risk

•      Junk Bonds or Lower Rated Securities Risk

•      Liquidity Risk

•      Mortgage-Backed and Asset-Backed Securities Risk

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks

LARGE CAP EQUITIES

EQ/Legg Mason Value Equity Portfolio	Seeks long-term growth of capital.	The Portfolio normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities that the Sub-adviser believes offer the potential for capital growth. The Portfolio may invest in U.S. and foreign issuers, and generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

•      Convertible Securities Risk

•      Credit Risk

•      Equity Risk

•      Focused Portfolio Risk

•      Foreign Securities Risk

•      Interest Rate Risk

•      Investment Grade Securities Risk

•      Junk Bonds or Lower Rated Securities Risk

•      Non-Diversification Risk

•      Small-Cap and Mid-Cap Company Risk

•      Value Investing Risk

SMALL/MID CAP EQUITIES

EQ/Ariel Appreciation II Portfolio	Seeks long-term capital appreciation.	The Portfolio invests primarily in the securities of mid-capitalization companies (currently considered by the Sub-adviser to mean companies with market capitalizations generally between $2 billion and $15 billion at the time of initial purchase by the Portfolio). The Portfolio generally contains no more than 50 stocks, and it generally holds investments for a relatively long period of time – typically two to five years.	• Convertible Securities Risk • Equity Risk • Focused Portfolio Risk • Mid-Cap Company Risk • Value Investing Risk

Information Regarding the Name Change and Investment Strategy Change

of the EQ/Intermediate Term Bond Portfolio

Effective August 25, 2006, the name of the EQ/Intermediate Term Bond Portfolio will be the “EQ/Bond Index Portfolio” (“Portfolio”) and the Portfolio will convert from a fixed income fund to a fixed income index fund. The following information supercedes and replaces information regarding the EQ/Intermediate Term Bond Portfolio in the table in the section of the prospectus entitled “Information Regarding the Underlying Portfolios”:

Portfolio	Investment Objective	Principal Investment Strategy	Principal Investment Risks

INVESTMENT GRADE BOND

EQ/Bond Index Portfolio	Seeks a total return before expenses that approximates the total return performance of the Lehman Brothers Aggregate Bond Index, including reinvestment of coupon payments, at a risk level consistent with that of the Lehman Brothers Aggregate Bond Index (“Index”).	Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities in the Index. To maintain liquidity, the Portfolio may invest up to 20% of its assets in various short-term fixed income securities and money market instruments. The Portfolio attempts to have a correlation between its performance and that of the Index of at least .85, before expenses. A correlation of 1.00 would mean that the Portfolio and the Index were perfectly correlated.	• Credit Risk • Derivatives Risk • Foreign Securities Risk • Index Fund Risk • Interest Rate Risk • Investment Grade Securities Risk • Mortgage-Backed Securities Risk